UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2024

CITIZENS FINANCIAL GROUP INC/RI

(Exact name of registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or other jurisdiction of incorporation )	(Commission File No.)	(IRS Employer Identification No.)

One Citizens Plaza Providence, RI	02903
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (203) 900-6715

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 7.375% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series H	CFG PrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 23, 2024, Citizens Financial Group, Inc. (the “Company”) completed the issuance and sale (the “Offering”) of $1.25 billion aggregate principal amount of 5.718% Fixed/Floating Rate Senior Notes due 2032 (the “Notes”). The Offering was completed pursuant to the Prospectus, filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (File Number: 333-260150) (the “Registration Statement”), dated October 8, 2021, as supplemented by a Prospectus Supplement dated July 18, 2024 (the “Prospectus Supplement”) and a free writing prospectus filed on July 18, 2024. In connection with the Offering, the Company entered into an Underwriting Agreement, dated July 18, 2024 (the “Underwriting Agreement”), with Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citizens JMP Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto.

The Notes were issued under the Indenture, dated as of October 28, 2015 (the “Base Indenture”), as amended by the Ninth Supplemental Indenture, dated as of July 23, 2024 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and The Bank of New York Mellon, as Trustee. The Notes will bear interest (i) from and including July 23, 2024 to but excluding July 23, 2031 at a fixed rate of 5.718% per annum and (ii) from and including July 23, 2031 to but excluding July 23, 2032 in accordance with the formula for SOFR described in the Prospectus Supplement plus 1.910%.

The foregoing summary of the terms of the Underwriting Agreement and the Notes does not purport to be complete and is subject to, and qualified in its entirety by, the full text of (i) the Underwriting Agreement, (ii) the Indenture, and (iii) the form of Notes, which are exhibits to this Current Report on Form 8-K.

The Company intends to use the net proceeds of the Offering for general corporate purposes, which may include securities repurchase programs, dividend payments, capital expenditures, working capital, repayment or reduction of long-term and short-term debt, redemption of outstanding long-term debt, short-term debt and preferred equity securities, investing in, or extending credit to, our subsidiaries, and the financing of acquisitions. The Company has not identified the amounts it will spend on any specific purpose.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes in the Offering, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of July 18, 2024, between the Company, and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and Citizens JMP Securities, LLC, as representatives of the several underwriters listed on Schedule I thereto

4.1	Base Indenture, dated as of October 28, 2015, between the Company and The Bank of New York Mellon (incorporated herein by reference to Exhibit 4.1 of Registration Statement on Form S-3, filed October 29, 2015)

4.2	Ninth Supplemental Indenture, dated as of July 23, 2024, between the Company and The Bank of New York Mellon

4.3	Form of 5.718% Fixed/Floating Rate Senior Note due July 23, 2032 (included in Exhibit 4.2)

5.1	Opinion of Sullivan & Cromwell LLP

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz
Name:	Robin S. Elkowitz
Title:	Executive Vice President, Deputy General Counsel and Secretary

Date: July 23, 2024